Subsequent events	12 Months Ended
Mar. 31, 2024
Subsequent events
Subsequent events

33. Subsequent events

Disposal of Vodafone Spain

On 31 May 2024, the Group announced it had completed the sale of Vodafone Holdings Europe, S.L.U. (‘Vodafone Spain’) to Zegona Communications plc (‘Zegona’) for €4.1 billion in cash (subject to closing accounts adjustments) and €0.9 billion in the form of Redeemable Preference Shares.

The gain / loss on disposal is yet to be determined, being dependent on the finalisation of the completion date balance sheet of Vodafone Spain and on resulting working capital adjustments to the consideration receivable by the Group.

Share buybacks

On 14 May 2024, the Group announced that it would commence an initial €500 million share buyback programme, starting on 15 May 2024, as part of plans to return €2.0 billion over 12 months.